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                                 UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

----------------------------- --------------------------- ----------------------
          Delaware                     0-22055                  11-3223672
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
----------------------------- --------------------------- ----------------------

                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

        On December 22, 2005, Amedia Networks, Inc. (the "Company") entered into a Bridge Loan Agreement (the "Loan Agreement") dated as of December 15, 2005 with two institutional investors (collectively the "Investors"), pursuant to which these Investors loaned to the Company the aggregate amount of $1,000,000 (before the payment of offering related fees and expenses). The Investors are Double U Master Fund L.P and Harborview Special Situations Ltd., each of which lent half of the aggregate amount.

        To secure the Company's obligations under the Loan Agreement, the Company granted a security interest in substantially all of its assets, including without limitation, its intellectual property, in favor of the Investors under the terms and conditions of a Security Interest Agreement (the "Security Agreement") dated as of the date of the Loan Agreement. The security interest terminates upon payment or satisfaction of all of the Company's obligations under the Loan Agreement.

        Pursuant to the Loan Agreement, the Company issued to the Investors secured promissory notes in the aggregate principal amount of $1,080,000 (collectively the "Notes"), representing an original issue discount of 8%. The Notes will mature on the date (the "Maturity Date") which is the earlier of (i) a subsequent financing that generates, on a cumulative basis together with any other interim financings, gross proceeds to the Company of at least $2 million (the "Subsequent Capital Financing") or (ii) April 21, 2006. Prior to the Maturity Date, the Company may, at its option, prepay the Notes in whole or in part. If not paid at maturity, interest on the Notes will accrue at 14% per annum from the Maturity Date until the actual date of payment.

        Under the terms of the Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:
(i) the Company's failure to pay principal and interest when due, (ii) the Company's material breach of any of the representations or warranties made in the Loan Agreement, the Note or the other transaction documents, (iii) the Company's failure to observe any undertaking contained in the Note or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, or (iv) the Company's insolvency or liquidation or a bankruptcy event, (v) the entry of money judgment or similar process in excess of $750,000 if such judgment remains unvacated for 60 days.

        In connection with the entry into the Loan Agreement, the Company issued to the Investors five year warrants to purchase in the aggregate up to 500,000 shares of the Company's common stock par value $0.001 (the "Common Stock") at a per share exercise price of $1.50 (the "Bridge Loan Warrant"). The exercise price of the Bridge Loan Warrant is also subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or, under certain circumstances (including obtaining appropriate consent of certain other parties), if prior to the expiration of exercise period, the Company issues warrants having a lower exercise price to investors in a subsequent financing transaction. The holder of the Bridge Loan Warrant is entitled to exercise the warrant on a cashless basis at any time following the first anniversary of its issuance if, at the time of exercise, there is no effective registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant.

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        The transaction documents provide that, prior to the Maturity Date, the
Company can obtain up to an additional $500,000 in short term funding (the "Additional Short-term Loans") from these Investors or other sources with such additional amount being secured PARI PASSU with the amounts advanced under the Notes, so long as the terms relating to the Additional Short Term Loans do not include any terms not granted to the Investors and so long as such terms, including without limitation, the maturity date and warrant coverage, are identical to the terms governing the advances being made under the Loan Agreement.

        Under the Loan Agreement, the Company granted to the Investors piggy-back registration rights with respect to the shares of Common Stock issuable upon exercise of the Bridge Loan Warrants.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

        The foregoing description is qualified in its entirety by the Loan Agreement, the Note, the Bridge Loan Warrant and the Security Agreement, each of which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Exhibits.

4.1     Form of Secured Promissory Note issued on December 22, 2005.

4.2     Form of Five Year Warrant issued on December 22, 2005.

10.1    Form of Bridge Loan Agreement dated as of December 15, 2005.

10.2 Security Interest Agreement dated as of December 15, 2005 among the Company, and the investors named therein and Krieger and Prager, as agent for the secured party.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATED:  DECEMBER 23, 2005

                                        /s/ Frank Galuppo
                                        ----------------------------------------
                                        FRANK GALUPPO
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER